Concentration of risk	6 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
Concentration of risk

Note 11 — Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and short-term investments consisting of time deposit. In China, the insurance coverage for cash deposits at each bank is RMB 500,000. As of June 30, 2025, cash balance of RMB 426,203,174 (USD 59,537,224) was deposited with financial institutions located in China, of which RMB 421,970,269 (USD 58,945,921) was subject to credit risk. The Hong Kong Deposit Protection Board pays compensation up to a limit of HKD 800,000 (approximately USD 101,914) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2025, cash balance of RMB 764,346,345 (USD 106,773,160) was maintained at financial institutions in Hong Kong, of which RMB 761,380,126 (USD 106,358,803) was subject to credit risk. In the US, the insurance coverage of each bank is USD 250,000. As of June 30, 2025, cash balance of USD 4,075,260 (RMB 29,173,156) was deposited with a financial institution located in US, USD 3,612,667 (RMB 25,861,638) of which was subject to credit risk. In Singapore, Singapore Deposit Insurance Corporation Limited (SDIC) provides the insurance coverage of each bank is SGD 100,000 (USD 78,478). As of June 30, 2025, cash balance of RMB 376,586,157 (USD 52,606,118) was deposited with financial institutions located in Singapore, of which RMB 375,462,577 (USD 52,449,163) was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

Customer concentration risk

For the six months ended June 30, 2025, two customers accounted for 13.6% and 10.8% of the Company’s total revenues, respectively. For the six months ended June 30, 2024, two customers accounted for 17.1% and 10.3% of the Company’s total revenues.

As of June 30, 2025, two customers accounted for 12.6% and 11.1% of the Company’s accounts receivable, respectively. As of December 31, 2024, two customers accounted for 27.7% and 11.7% of the Company’s accounts receivable, respectively

Vendor concentration risk

For the six months ended June 30, 2025, five vendors accounted for 17.3%, 13.7%, 13.2%, 12.2% and 10.2% of the Company’s total purchases. For the six months ended June 30, 2024, three vendors accounted for 20%, 12.1% and 10.5% of the Company’s total purchases.

As of June 30, 2025, four vendors accounted for 33.3%, 16.6%, 14.5% and 13.9% of the Company’s accounts payable. As of December 31, 2024, four vendors accounted for 14.3%, 12.7%, 12.2% and 10.3% of the Company’s accounts payable.